UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 29, 2026

CUMBERLAND PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 West End Avenue, Suite 1300 Nashville, Tennessee 37203

(Address of Principal Executive Offices) (Zip Code)

(615) 255-0068

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CPIX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on July 1, 2026 (the “Closing Date”) of the previously announced strategic transaction (the “Transaction”) to integrate the commercial products of Cumberland Pharmaceuticals Inc. (the “Company” or “Cumberland”) with the U.S. branded business of an affiliate of Apotex Inc., a corporation incorporated under the laws of the Province of Ontario (“Apotex”). The Transaction was effected through the Asset Purchase Agreement (the “Agreement”), dated as of April 22, 2026, by and among Nuvo Pharmaceuticals (Ireland) DAC (“Nuvo”), Apotex and the Company, whereby Nuvo and certain affiliates of Apotex acquired the Company’s FDA-approved products, consisting of Acetadote®, Caldolor®, Kristalose®, Sancuso®, Vaprisol®, Vibativ®, as well as the Company’s certain product related equity interests (collectively, the “Assets”). Cumberland has retained the assets associated with the Company’s ifetroban product candidates and Cumberland Emerging Technologies, Inc. (the “Retained Programs”), which the Company intends to continue to develop.

Item 1.01	Entry into a Material Definitive Agreement.

On July 1, 2026, Cumberland and Nuvo entered into Amendment No. 1 (the “Amendment”) to the Agreement to exclude certain contracts from the Assets being transferred to Nuvo in the Transaction.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed herewith as Exhibit 2.2 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On June 29, 2026, in connection with the closing of the Transaction, Cumberland terminated and repaid in full all outstanding obligations (approximately $5.3 million) due under that certain Revolving Credit Loan Agreement, dated as of September 5, 2023, by and between Pinnacle Bank and the Company (as amended, the “Loan Agreement”). In connection with the termination and repayment in full of all outstanding obligations under the Loan Agreement, all related liens and security interests were terminated, discharged and released.

The Loan Agreement is more fully described in the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 8, 2026, which description is incorporated herein by reference. The description of the Loan Agreement incorporated by reference is not complete and is subject to and entirely qualified by reference to the full text of the Loan Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Closing Date, Cumberland completed the sale of the Assets to Nuvo and certain affiliates of Apotex for aggregate cash consideration to the Company of $100 million pursuant to the terms of the Agreement. The Transaction was approved by the shareholders of the Company at the special meeting of the Company’s shareholders held on June 24, 2026, as described in the definitive proxy statement filed by the Company with the SEC on May 26, 2026.

Attached hereto as Exhibit 99.2, and incorporated herein by reference, is unaudited pro forma financial information of the Company as of March 31, 2026, consisting of the unaudited pro forma condensed balance sheet as of March 31, 2026, and the unaudited pro forma condensed statements of operations for the years ended December 31, 2025 and 2024, and the three months ended March 31, 2026, giving effect to the Transaction. The unaudited pro forma financial information included as an exhibit to this Current Report on Form 8-K is presented for illustrative purposes only and is not necessarily indicative of what the Company’s actual financial position or results of operations would have been had the Transaction been completed on the dates indicated. The unaudited pro forma financial information reflects adjustments, which are based upon estimates. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with complete accuracy. Moreover, the pro forma financial information does not reflect all costs that are expected to be incurred by the Company. Accordingly, the final accounting adjustments may differ materially from the pro forma information included as an exhibit to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 31, 2026, in connection with the closing of the Transaction, Chris T. Bitterman, Vice President Sales & Marketing, and James L. Herman, Vice President Trade & Distribution and Corporate Compliance Officer, will resign from the Company and will be hired by an affiliate of Apotex. As of July 1, 2026, both officers signed offer letters for employment with an affiliate of Apotex.

Item 8.01	Other Events.

On July 1, 2026, the Company issued a press release announcing the closing of the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K and the attached exhibits contain “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements include statements concerning the Company’s outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believes,” “continues,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or the negative thereof or other variations thereon or other comparable terminology. The forward-looking statements included in this Current Report on Form 8-K or the attached exhibits are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict and could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements. These risks and uncertainties include, but are not limited to, the following: an increase in the anticipated amount of costs, fees, expenses and other charges related to the Transaction; risks arising from the diversion of management’s attention from the Company’s ongoing business operations; risks associated with the use of proceeds from the Transaction and the Company’s ability to identify and realize business opportunities following the Transaction; risks of losing key personnel, customers, distributors, or suppliers; protection of the Company’s intellectual property; government policies and regulations, including, but not limited to those affecting the Company’s industry; and the matters discussed under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as amended and updated from time to time in the Company’s subsequent filings with the SEC. Readers are cautioned not to place undue reliance on forward-looking statements. Any forward-looking statement speaks only as of the date that it was made and the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information or otherwise.

Item 9.01	Financial Statements and Exhibits

(b) Filed herewith as Exhibit 99.2 are the unaudited pro forma condensed balance sheet as of March 31, 2026, and the unaudited pro forma condensed statements of operations for the years ended December 31, 2025 and 2024, and the three months ended March 31, 2026.

(d) Exhibits

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated as of April 22, 2026, by and among Cumberland Pharmaceuticals Inc., Nuvo Pharmaceuticals (Ireland) DAC, and Apotex Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 23, 2026)

2.2*	Amendment No. 1 to the Asset Purchase Agreement, dated as of July 1, 2026, by and between Cumberland Pharmaceuticals Inc. and Nuvo Pharmaceuticals (Ireland) DAC

99.1	Press Release, dated as of July 1, 2026, announcing the closing of the Transaction

99.2	Unaudited condensed pro forma financial statements of Cumberland Pharmaceuticals Inc., consisting of the unaudited pro forma condensed balance sheet as of March 31, 2026, and the unaudited pro forma condensed statements of operations for the years ended December 31, 2025 and 2024, and the three months ended March 31, 2026

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

Dated: July 1, 2026	By:	/s/ A. J. Kazimi
A. J. Kazimi
Chief Executive Officer